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                                                                   EXHIBIT 23(B)



                         INDEPENDENT AUDITORS' CONSENT



BOARD OF DIRECTORS


NBD BANK



We consent to the use in this Post-Effective Amendment No. 30 to Registration Statement No. 2-33339 on Form S-1 of NBD Bank of our report dated March 9, 1995 appearing in the Prospectus, which is a part of such Registration Statement.



DELOITTE & TOUCHE LLP



Detroit, Michigan


March 27, 1997